UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 10, 2011

Inventure Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 E. High St., Suite 350, Phoenix, AZ	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On May 10, 2011, Brad Rader, General Manager of the Company’s Rader Farms business, in a television interview with King 5 News in Seattle, Washington, inadvertently disclosed the following with regard to the potential effect of weather conditions on this year’s berry crop:

“We’re a little concerned.  We’ve never had to deal with this before in my lifetime.  In a normal year, I’d say we probably have 2 or 3 inches more growth; and if they’re just this short, we’re going to get half of a crop.  We still have May, June and part of July where we could see some pretty warm weather, and we’re just hopeful that that’s going to happen.  We just try to get the work done in the fields when we can.”

Mr. Rader’s comments should be not be considered as guidance as the Company believes it is too early to predict the potential effect of weather conditions on this year’s berry crop.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inventure Foods, Inc.
(Registrant)

Date	May 11, 2011
/s/ Steve Weinberger
(Signature)

Steve Weinberger
Chief Financial Officer